Annual Report

EMERGING
EURROPE &
MEDITERRANEAN
FUND

October 31, 2002

Logo Icon(registed trademark)
T. Rowe Price(registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Emerging Europe &
Mediterranean Fund

o Stocks in our target regions declined in the six months ended October 31, 2002, but 12-month returns were favorable because of strong gains in the first half of the period.

o Your fund lagged its benchmark in the second half of the fund's fiscal year, but one-year relative performance was superior.

o Our largest country allocations at the end of October were Russia (37%), Turkey (18%), and Israel (16%).

o We believe that emerging European and Mediterranean countries with the advantage of relatively stable governments and economies can perform well in the months ahead.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.


Fellow Shareholders

Stocks in emerging Europe and the Mediterranean region declined in the six-month period ended October 31, 2002, but produced solid 12-month gains because of a powerful rally in the first half of the period. In the last six months, fears of a U.S. war against Iraq weighed on equities in the Middle East, but news that 10 countries could join the European Union (EU) in 2004 helped sentiment in central Europe.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/02                            6 Months            12 Months

Emerging Europe &
Mediterranean Fund                                 -12.11%                15.79%

MSCI Emerging Markets Europe
and Middle East Index                                -8.98                 8.90
--------------------------------------------------------------------------------

     Your fund returned -12.11% in the last six months and 15.79% in the 12-month period ended October 31, 2002. As shown in the table, the fund lagged its benchmark, the MSCI Emerging Markets Europe and Middle East Index, in the second half of the fund's fiscal year. Twelve-month relative performance was superior, however, due to strong results in the first half.

     In the last six months, underweighting Israel and Poland, whose equity markets held up well in U.S. dollar terms, hurt the fund's performance versus its benchmark. High exposure to Turkey-whose stocks and currency slumped due to fears of a U.S. military confrontation with neighboring Iraq and disappointment that the EU rejected the country as a candidate for full membership in 2004-also detracted from our results.


PORTFOLIO REVIEW

     Russia Stocks in Russia, which represented about 37% of your fund's net assets at the end of October, declined more than 8% in the last six months. We slightly underweighted the country relative to our benchmark index.

     The Russian economy continued to grow at a healthy pace, benefiting greatly from elevated oil prices for much of the year and President Vladimir Putin's successful economic reform efforts. However, oil prices retreated somewhat in the latter part of our reporting period as diplomatic efforts at the UN raised hopes that a U.S. war against Iraq could be averted, and energy companies Lukoil and Yukos-having generated vigorous gains in the first half of our fiscal year-succumbed to profit-taking. We remain committed to these names, as both companies continue to enjoy rapid oil production growth and strong free cash flow.

Industry Diversification
--------------------------------------------------------------------------------

                                                      Percent of Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------

Energy                                                25.4%                26.0%

Financials                                            25.6                 24.7

Health Care                                           12.1                 16.3

Telecommunication Services                            11.1                  9.3

Consumer Staples                                       5.3                  8.5

Information Technology                                13.2                  5.2

Materials                                             --                    2.6

Consumer Discretionary                                 2.6                  2.3

Industrials and Business Services                     --                   --

Utilities                                              1.9                 --

Reserves                                               2.8                  5.1

Total                                                100.0%               100.0%
--------------------------------------------------------------------------------

     Business conditions in Russia's telecommunications industry, unlike that of more developed countries around the world, remained favorable in the last six months. Cellular telephone subscriber growth continued at a robust pace, and mobile phone operators Mobile Telesystems and Vimpel-Communications were big beneficiaries.


MIDDLE EAST

Geographic Diversification
--------------------------------------------------------------------------------

Russia                                                             37

Turkey                                                             18

Israel                                                             16

Hungary                                                             9

Estonia                                                             7

Other & Reserves                                                    6

Czech Republic                                                      4

Poland                                                              3
--------------------------------------------------------------------------------

     Turkey Stocks in Turkey, our second-largest country allocation, represented approximately 18% of your fund's net assets at the end of October. In U.S. dollar terms, the market declined 31%, and our overweighting greatly detracted from fund performance.

     Turkish shares were toppled in the last six months by three primary factors: the prospect of a U.S.-led war against its southern neighbor Iraq that could destabilize the country and cause unrest among its Kurdish population; disappointment that the EU will not consider the country for full membership in 2004; and concerns that elections in early November would result in a new government that is less friendly toward the West and not market-oriented, thus jeopardizing financial assistance from the International Monetary Fund. (Immediately following our reporting period, Turkish stocks rallied after the new government affirmed that the country would continue its pro-Western policies.) Most of our holdings in Turkey were among the fund's biggest losers, including bank stocks Yapi ve Kredi Bankasi and Turkiye Garanti Bankasi, retailer Migros Turk, and newspaper company Hurriyet Gazete.

     Israel Stocks in Israel, our third-largest country allocation, represented about 16% of net assets at the end of October. Considering the weakness of other markets in our target regions, Israeli shares held up relatively well, so our underweighting in this market hurt the fund's relative performance.

Market Performance
--------------------------------------------------------------------------------

Six Months                        Local     Local Currency                 U.S.
Ended 10/31/02                  Currency  vs. U.S. Dollars              Dollars
--------------------------------------------------------------------------------

Czech Republic                    -0.82%              9.10%                8.21%

Egypt                             -5.65               0.23                -5.43

Greece                            -21.83              9.90               -14.10

Hungary                           -16.28             10.65                -7.36

Israel                            -3.46               2.49                -1.54

Poland                            -7.35              -0.87                -8.16

Russia                            -8.66              -1.73                -8.66

Turkey                            -13.69            -20.07               -31.01
--------------------------------------------------------------------------------
Source: RIMES Online, using MSCI indices.


     Israel continued to face several challenges in the last six months, particularly economic sluggishness, drastically reduced tourism, and continued acts of terrorism by Palestinian militants. The collapse of Prime Minister Ariel Sharon's "unity" government (following the departure of the Labor Party from the ruling coalition) at the end of our reporting period introduces additional uncertainty until elections are held in late January 2003. In addition, the country is preparing for the possibility that Iraq-if attacked by the U.S.-could launch a counterstrike against Israel as it did in the 1991 Gulf War.

     Israel's market includes a number of technology companies, which continued to struggle as the global tech meltdown sent the Nasdaq Composite Index to six-year lows in late September before rebounding partially in October. Most of our Israeli holdings lost value in the last six months, including NICE Systems, a maker of digital video and audio recording equipment and a supplier of high-tech surveillance systems to governments; Partner Communications, an operator of mobile telephone networks; and Internet security software maker Check Point Software Technologies. In contrast, generic drug maker Teva Pharmaceutical performed very well and was our top contributor to performance.

CENTRAL EUROPE

     One of the themes we have emphasized in this fund is the "convergence" of central European economies with those of their EU neighbors. That trend has hurt this region over the last six months as economic growth in Germany and other developed European economies remained anemic. However, late in our reporting period, the EU announced that 10 nations, most of which are in central Europe, would be considered for full EU membership in 2004. This gave an important boost to investor sentiment and the financial markets, but not enough to overcome earlier losses.

     In dollar terms, stocks in the Czech Republic gained slightly more than 8%. Our only holding, Komercni Banka, advanced strongly and was our second-largest contributor to fund performance. In Estonia, Hansabank also performed well, but Eesti Telekom surrendered some of its solid first-half gains.

     Hungarian stocks fell more than 16% in the last six months. However, the forint currency rose more than 10% versus the U.S. dollar, paring losses to U.S. investors. Pharmaceutical stocks Gedeon Richter and EGIS fared poorly, while OTP Bank eased slightly.

     Stocks in Poland declined about 8% in dollar terms since April 30. We underweighted the country due to its sluggish economy and lack of attractive investment opportunities. Each of our three holdings-Computerland, Bank Polska Kasa Opieki Grupa, and Telekomunikacja Polska-detracted from performance in the last six months. We eliminated Telekomunikacja Polska.

OUTLOOK

     We believe that emerging European and Mediterranean countries with the advantage of relatively stable governments and economies can perform well in the months ahead. Valuations in many sectors are very low relative to historic levels, and various companies with a domestic focus may not need a vigorous upturn in developed global economies as a catalyst for better performance. Russia represents great potential, particularly if it continues to develop its energy and telecommunications industries and implement important business and tax reforms. Moscow's closer relationship with the West, particularly in the global war against terror, is also a positive factor. Central European countries, particularly those poised to join the EU, should benefit when EU economic growth improves. In the Middle East, Turkey's geopolitical importance has never been greater, which should all but guarantee continued financial assistance from the IMF, and Israeli technology companies-which serve a global audience-are likely to participate in any broad tech recovery when fundamentals improve.

     Respectfully submitted,

     John R. Ford
     President, T. Rowe Price International Funds, Inc.

     November 21, 2002


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

x                                                          Percent of
x                                                          Net Assets
x                                                            10/31/02
--------------------------------------------------------------------------------

Lukoil, Russia                                                   14.3%
Teva Pharmaceutical, Israel                                      10.2

YUKOS, Russia                                                     9.7

Hansabank, Estonia                                                6.6

Mobile Telesystems, Russia                                        5.7

Migros Turk, Turkey                                               5.0

EGIS, Hungary                                                     4.3

Komercni Banka, Czech Republic                                    3.5

OTP Bank, Hungary                                                 3.2

Akbank, Turkey                                                    2.7

Yapi ve Kredi Bankasi, Turkey                                     2.6

Check Point Software Technologies, Israel                         2.6

GMK Norilsk Nickel, Russia                                        2.6

Turkiye Garanti Bankasi, Turkey                                   2.2

Sibneft, Russia                                                   2.0

Bank Polska Kasa Opieki Grupa, Poland                             2.0

Hurriyet Gazete, Turkey                                           1.9

Aksigorta, Turkey                                                 1.9

Gedeon Richter, Hungary                                           1.8

Wimm-Bill-Dann Foods, Russia                                      1.7

NICE Systems, Israel                                              1.7

Partner Communications, Israel                                    1.6

Anadolu Efes Biracilik, Turkey                                    1.6

Computerland, Poland                                              0.8

Vimpel-Communications, Russia                                     0.8

Total                                                            93.0%

--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Emerging Europe & Mediterranean Fund

                                             MSCI Emerging        EEM Fund-Line
     ---------------------------------------------------------------------------

     08/31/00                                           10                   10
     10/31/00                                        9.136                 8.65
     10/31/01                                        5.828                5.944
     10/31/02                                        6.347                6.882
     ---------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods Ended                       x            Since           Inception
     10/31/02                          1 Yea      Inception                Date
     ---------------------------------------------------------------------------

     Emerging Europe &
     Mediterranean Fund                15.79        -15.84%             8/31/00
     ---------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  Year             8/31/00
                                  Ended            Through
                                  10/31/02        10/31/01             10/31/00
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of period                $   5.89        $   8.65         $  10.00
Investment activities
  Net investment
  income (loss)                       (0.05)          (0.06)*          (0.01)*
  Net realized and
  unrealized gain (loss)               0.98           (2.64)           (1.34)
  Total from
  investment activities                0.93           (2.70)           (1.35)

Distributions
  Net realized gain                    --             (0.07)             --

  Redemption fees added
  to paid-in-capital                   --              0.01              --

NET ASSET VALUE

End of period                      $   6.82        $   5.89         $   8.65
                                   --------        --------         --------

Ratios/Supplemental Data

Total return^                          15.79%        (31.28)%*        (13.50)%*

Ratio of total expenses
to average net assets                  1.75%           1.75%*           1.75%!*

Ratio of net investment
income (loss) to average
net assets                             (0.66)         (0.82)%*         (0.73)%!*

Portfolio turnover rate                94.5%           83.1%           62.9%!

Net assets, end of period
(in thousands)                      $ 20,481        $ 17,331         $ 25,533
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption and account fees.

* Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/02.

!    Annualized

The accompanying notes are an integral part of these financial statements.


T.       Rowe Price Emerging Europe & Mediterranean Fund October 31, 2002
--------------------------------------------------------------------------------

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
                                                              In thousands

CZECH REPUBLIC 3.5%

Common Stocks 3.5%

Komercni Banka                                      11,769             $    742

Total Czech Republic (Cost $504)                                            742


EGYPT 0.7%

Common Stocks 0.7%

Egyptian Company for Mobile Services                22,852                  143

Total Egypt (Cost $615)                                                     143


ESTONIA 7.1%

Common Stocks 7.1%

Eesti Telekom GDR (USD)                              6,552                   95

Hansabank                                          104,994                1,428

Total Estonia (Cost $968)                                                 1,523


GREECE 0.4%

Common Stocks 0.4%

Antenna TV ADR (USD) *                              78,800                   84

Total Greece (Cost $1,673)                              84

HUNGARY                                                                     9.3%

Common Stocks                                                               9.3%

EGIS                                                17,676                  934

Gedeon Richter GDR (USD)                             7,546                  386

OTP Bank                                            77,500                  685

Total Hungary (Cost $1,471)                                               2,005


ISRAEL 16.1%

Common Stocks 16.1%

Check Point Software Technologies (USD) *           40,715                  561

NICE Systems ADR (USD) *                            46,060                  371

Partner Communications ADR (USD) *                  89,780                  352

Teva Pharmaceutical ADR (USD)                       28,220                2,185

Total Israel (Cost $4,742)                                                3,469


POLAND  2.8%

Common Stocks  2.8%

Bank Polska Kasa Opieki Grupa                       17,570             $    420

Computerland *                                       7,414                  179

Total Poland (Cost $614)                                                    599


RUSSIA  36.8%

Common Stocks  36.8%

GMK Norilsk Nickel (USD)                            27,900                  552

Lukoil (USD)                                        57,130                  937

Lukoil ADR (USD)                                    32,780                2,135

Mobile Telesystems ADR (USD)                        37,731                1,235

Sibneft ADR (USD)                                   21,600                  420

Vimpel-Communications ADR (USD)                      6,000                  169

Wimm-Bill-Dann Foods ADR (USD) *                    18,700                  374

YUKOS ADR (USD)                                     15,120                2,094

Total Russia (Cost $6,665)                                                7,916


TURKEY  18.2%

Common Stocks 18.2%

Akbank *                                       201,724,900                  577

Aksigorta                                      134,819,400                  410

Anadolu Efes Biracilik *                        19,382,000                  347

Hurriyet Gazete *                              173,854,404                  415

Migros Turk                                     19,737,000                1,071

Tansas *                                        69,109,008                   45

Turkiye Garanti Bankasi *                      419,162,884                  469

Yapi ve Kredi Bankasi *                        691,095,000                  566

Total Turkey (Cost $5,183)                                                3,900


SHORT-TERM INVESTMENTS  4.5%

Money Market Funds  4.5%

T. Rowe Price Reserve
Investment Fund, 1.85% #                           976,607                  977

Total Short-Term Investments (Cost $977)                                    977

Total Investments in Securities

99.4% of Net Assets (Cost $23,412)                                     $ 21,358

Other Assets Less Liabilities                                               123


NET ASSETS                                                             $ 21,481
                                                                       --------

Net Assets Consist of:

Undistributed net realized gain (loss)                                   (7,449)

Net unrealized gain (loss)                                               (2,054)

Paid-in-capital applicable to
3,148,659 shares of $0.01 par
value capital stock outstanding;
2,000,000,000 shares
of the Corporation authorized                                            30,984

NET ASSETS                                                             $ 21,481
                                                                       --------

NET ASSET VALUE PER SHARE                                              $   6.82
                                                                       --------
--------------------------------------------------------------------------------
         #        Seven-day yield
         *        Non-income producing
         ADR      American Depository Receipts
         GDR      Global Depository Receipts
         USD      U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             10/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $33)                          227

  Interest                                                         13

  Total income                                                    240

Expenses
  Custody and accounting                                          134

  Shareholder servicing                                            96

  Investment management                                            87

  Registration                                                     22

  Legal and audit                                                  20

  Prospectus and shareholder reports                               14

  Directors                                                         5

  Proxy and annual meeting                                          2

  Miscellaneous                                                     4

  Total expenses                                                  384

Net investment income (loss)                                     (144)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                   (2,673)

  Securities sold to comply with restrictions,

  net of reimbursement from the manager                          --

  Foreign currency transactions                                   (16)

  Net realized gain (loss)                                     (2,689)

Change in net unrealized gain (loss)

  Securities                                                    5,036

  Other assets and liabilities

  denominated in foreign currencies                                 1

  Change in net unrealized gain (loss)                          5,037

Net realized and unrealized gain (loss)                         2,348

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                       $  2,204
                                                             --------
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                        (144)                (169)

  Net realized gain (loss)                          (2,689)              (4,977)

  Change in net unrealized gain (loss)               5,037               (3,057)

  Increase (decrease) in net
  assets from operations                             2,204               (8,203)
Distributions to shareholders

  Net realized gain                                   --                   (211)

Capital share transactions *

  Shares sold                                        7,428                3,826

  Distributions reinvested                            --                    202

  Shares redeemed                                   (5,493)              (3,859)

  Redemption fees received                              11                   43

  Increase (decrease) in net
  assets from capital
  share transactions                                 1,946                  212

Net Assets

Increase (decrease) during period                    4,150               (8,202)

Beginning of period                                 17,331               25,533

End of period                                       21,481               17,331

*Share information

  Shares sold                                        1,004                  537

  Distributions reinvested                            --                     26

  Shares redeemed                                     (796)                (576)

  Increase (decrease) in shares outstanding            208                  (13)
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


T.       Rowe Price Emerging Europe & Mediterranean Fund October 31, 2002
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 1 year. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 2002, approximately 95% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,156,000 and $19,868,000, respectively, for the year ended October 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

There were no distributions in the year ended October 31, 2002. At October 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                  $  3,904,000

Unrealized depreciation                                    (5,958,000)

Net unrealized appreciation (depreciation)                 (2,054,000)

Capital loss carryforwards                                 (7,449,000)

Paid-in capital                                            30,984,000

Net assets                                               $ 21,481,000
                                                         ------------
--------------------------------------------------------------------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $4,776,000 of capital loss carryforwards that expire in 2009, and $2,673,000 that expire in 2010.

For the year ended October 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                      $    144,000


Undistributed net realized gain                                16,000

Paid-in capital                                           $  (160,000)
                                                          -----------

--------------------------------------------------------------------------------

     At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $23,412,000.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At October 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $5,000.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2005, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through February 28, 2007, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $148,000 of management fees were not accrued by the fund for the year ended October 31, 2002. At October 31, 2002, unaccrued fees and other expenses in the amount of $369,000 remain subject to reimbursement by the fund through October 31, 2004.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $172,000 for the year ended October 31, 2002, of which $16,000 was payable at period-end.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2002, the fund was allocated $5,000 of Spectrum Funds' expenses, of which $3,000 related to services provided by Price. At October 31, 2002, approximately 5.3% of the outstanding shares of the fund were held by Spectrum Funds.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $13,000 and are reflected as interest income in the accompanying Statement of Operations.

     On October 22, 2002, Price International fully reimbursed a $31,000 loss realized by the fund on securities sold to comply with investment restrictions. The reimbursement had no impact on total return for the year ended October 31, 2002.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Emerging Europe & Mediterranean Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Europe & Mediterranean Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2002


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund will pass through foreign source income of $33,000 and foreign taxes paid of $33,000.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors
Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)
2001

President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
1991

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1988

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
2001

Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
2001

Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
2001

Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1996

Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
2002
[105]

Director and Vice President, T. Rowe Price;
Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, International Funds
--------------------------------------------------------------------------------

M. David Testa
(4/22/44)
1979
[105]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited; Director and Vice President, T. Rowe Price Trust Company; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.; Vice President, International Funds
--------------------------------------------------------------------------------

Martin G. Wade
(2/16/43)
1982
[16]

Director and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.; Director, T. Rowe Price Global Asset Management Limited; Vice President, T. Rowe Price
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.

--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)
Vice President, International Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)
Vice President, International Funds

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, International Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)
Vice President, International Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.


T. Rowe Price Emerging Europe & Mediterranean Fund Officers (continued)
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)
Assistant Vice President, International Funds

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; Vice President and Secretary, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)
Assistant Vice President, International Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)
President, International Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.; Director, Chief Investment Officer, and Vice President,
T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, International Funds
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price
Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President, T. Rowe Price, T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)
Vice President, International Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; formerly Head of Fixed Income, Morgan Grenfell/Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, International Funds
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Services, Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, International Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)
Vice President, International Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Officers (continued)
         Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Gonzalo Pangaro (11/27/68)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59) Vice President, International Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)
Vice President, International Funds
Vice President, T. Rowe Price, T. Rowe
Price Group, Inc., and  T. Rowe Price International, Inc.

Benedict R.F. Thomas (8/27/64)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)
Vice President, International Funds
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; formerly Portfolio Manager, G.T. Capital/Invesco (to 1998)
--------------------------------------------------------------------------------

David J.L. Warren (4/14/57)
Executive Vice President, International Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, Chief Executive Officer, and President, T. Rowe Price International, Inc.; Director,
T. Rowe Price Global Asset Management Limited
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)
Vice President, International Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)
Vice President, International Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)
Vice President, International Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Chief Investment Officer, and Vice President,
T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans


          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com


          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

     Advisory Services

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest with Confidence(registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
         F131-050  10/31/02